PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY III

Amendment to the Prospectus and Statement of Additional Information Dated May 1, 2017

Amendment dated September 25, 2017 (“Amendment”)

This Amendment amends the current Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2017 for your Annuity. The Prospectus and the SAI are both hereby incorporated by reference (SEC File No. 333-170345 dated April 21, 2017) into this Amendment. The Amendment only changes the Prospectus and SAI where specifically noted below. This Amendment should be read and retained with the current Prospectus and SAI dated May 1, 2017. If you would like another copy of the current Prospectus or SAI, please contact us at 1-877-778-2100.

PROSPECTUS AND SAI CHANGES: SUMMARY

We are issuing this Amendment to add a new Variable Investment Option to your Annuity, a Sub-account investing in the Prudential 60/40 Allocation Fund of the Prudential Investment Portfolios 5. Additionally, we are closing the Prudential Balanced Fund Sub-account to new investors and new contributions. If you are currently invested in the Prudential Balanced Fund Sub-account, your account balance will remain in the Sub-account. Should you choose to transfer your account balance to the Prudential 60/40 Allocation Fund Sub-account, you will not be able to transfer your account balance back to the Prudential Balanced Fund Sub-account.

Where applicable, references throughout the prospectus to Variable Investment Option and mutual fund are changed to the plural.

The Statement of Additional Information has also been updated to reference language associated with diversification and investor control.

PROSPECTUS CHANGES

1. Cover Page

On the Cover Page, we replace the section entitled “THE FUNDS” with the following:

THE FUNDS

The Annuity offers two Variable Investment Options, each a Sub-account of the PRIAC Variable Contract Account A, that invest in an underlying mutual fund portfolio. The Sub-account invests in the Prudential Balanced Fund of the Prudential Investment Portfolios, Inc. and the Prudential 60/40Allocation Fund of the Prudential Investment Portfolios 5. The Sub-account that invests in the Prudential Balanced Fund is closed to new investors and new contributions effective September 29, 2017.

The Prudential Balanced Fund is available for direct purchase outside of an annuity or life insurance contract. If you purchased shares of the Prudential Balanced Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the funds available through PRIAC or your employer, rather than to information that may be available through alternate sources.

The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under Section 408(a) and/or Section 480A of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.

2. Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled “Summary of Contract Expenses” we are replacing the tables entitled “Total Annual Mutual Fund Operating Expenses” and “Underlying Mutual Fund Portfolio Annual Expenses” with the following:

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES

The next item shows the operating expenses charged by each underlying mutual fund, which are deducted from the underlying mutual fund assets, including management fees and other expenses that you may pay periodically during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in the funds’ prospectuses. For the Prudential Balanced Fund (Class Z), the total operating expenses depicted below are based on historical fund expenses, as of the fiscal year ended, September 30, 2016. For the Prudential 60/40 Allocation Fund (Class R6), the total operating expenses depicted below are estimated for the fund’s first fiscal year of operations. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity III Contract, and may vary from year to year.

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.90%	0.95%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
Prudential Balanced Fund (Class Z) [5]	0.65%	0.30%	0.00%	0.95%
Prudential 60/40 Allocation Fund (Class R6) [6]	0.02%	0.50%	0.38%	0.90%

5	The manager has contractually agreed through January 31, 2018 to waive up to 2 basis points of its management fee to the extent that the fund’s annual operating expenses exceed 0.86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the fund’s average daily net assets. The waiver may not be terminated prior to January 31, 2018 without the prior approval of the fund’s board of directors.
6	The manager has contractually agreed, through November 30, 2018, to limit Total Annual Fund operating expenses after fee waivers and/or reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2018 without the prior approval of the Fund’s Board of Trustees.

3. Part I – Summary for Sections 1-10

In this Section, we replace the Section 2 summary with the following:

SECTION 2: What Investment Options Can I Choose?

The Variable Investment Options are classified according to their investment style and a brief description of each portfolio’s investment objective and key policies is set forth in Section 2.

You can invest your money in the Prudential 60/40 Allocation Fund. Effective September 29, 2017, the Prudential Balanced Fund is closed to new investors and new contributions.

Depending upon market conditions, you may earn or lose money in each option. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options. Past performance is not a guarantee of future results.

4. Part II -Sections 1-10, Prudential Retirement Security Annuity III Prospectus: SECTION 2: What Investment Option Can I Choose?

We replace the introductory paragraphs directly under section “2, “What Investment Option Can I Choose?,” along with the sub-sections entitled “Variable Investment Option,” and “Substitution” with the following. We also add the sub-section entitled “Transfers Among Options.”

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The Variable Investment Options invest in the Prudential Balanced Fund of the Prudential Investment Portfolios, Inc. and in the Prudential 60/40 Allocation Fund of the Prudential Investment Portfolios 5. Effective September 29, 2017, the Prudential Balanced Fund is closed to new investors and new contributions. The accompanying current prospectuses for the Prudential Balanced Fund and the Prudential 60/40 Allocation Fund, available in your Contract, contain important information about the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the funds that are described in the accompanying prospectuses for the funds. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

A Variable Investment Option that you select is your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment processional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each underlying investment based on our assessment of its investment style, as of the date of this prospectus. The chart also lists each fund’s investment objective and a short summary description of the investment policies to assist you in determining which funds may be of interest to you. There is no guarantee that any fund will meet its investment objective and you could lose money. The adviser and sub-advisers for each fund appear next to the description.

This Contract offers portfolios managed by PGIM Investments LLC, Quantitative Management Associates LLC, and/or PGIM, Inc., all of which are affiliated companies of PRIAC (“Affiliated Portfolios”). PRIAC and its affiliates (“Prudential Companies”) receive fees and payments from the Affiliated Portfolios, which could be greater than the fees and payments Prudential Companies would receive if we offered unaffiliated portfolios. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Portfolios, we have an incentive to offer Affiliated Portfolios over other portfolios sponsored and advised by companies not affiliated with PRIAC. In general, we also have an incentive to offer portfolios managed by certain sub-advisers, either because the sub-adviser is a Prudential Company or because the sub-adviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those sub-adviser financial incentive factors in determining which portfolios to offer under the Contract. Allocations made to all Affiliated Portfolios benefit us financially. PRIAC has selected the portfolios for inclusion as investment options under this Contract in PRIAC’s role as the issuer of this Contract, and PRIAC does not provide investment advice or recommend any particular portfolio.

One of the funds underlying the Variable Investment Options available under this Contract, the Prudential Balanced Fund, may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the Prudential Balanced Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the funds available through PRIAC or your plan, rather than to information that may be available through alternate sources.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios, Inc.

MODERATE ALLOCATION

THE SUB-ACCOUNT INVESTING IN THIS FUND IS CLOSED TO NEW INVESTORS AND NEW CONTRIBUTIONS

Prudential Balanced Fund

The investment objective of the fund is to seek income and long-term growth of capital. The fund seeks to achieve its investment objective by investing in a portfolio of equity, fixed income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. Normally the fund will invest 45% to 70% of its total assets in equity and equity-related securities. Equity and equity-related securities in which the fund primarily invests are common stocks and stock index futures. The fund may invest up to 15% of its total assets in equity-related securities of small companies. We currently consider small companies to be those with a market capitalization less than that of the largest company in the Russell 2000 Index at the time of investment. Under normal circumstances, 30% to 55% of the fund’s total assets are invested in fixed-income securities and up to 35% are invested in foreign securities.

ADVISER: PGIM Investments LLC SUB-ADVISER: PGIM, Inc. Quantitative Management Associates LLC

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISER/ SUB-ADVISER
Prudential Investment Portfolios 5

MODERATE ALLOCATION

Prudential 60/40 Allocation Fund

The investment objective of the fund is to seek a balance between growth and conservation of capital. The fund seeks to achieve its investment objective by investing a significant portion of its assets in the Prudential QMA Large-Cap Core Equity Fund. The fund intends to invest a significant portion of its fixed-income assets in the Prudential Total Return Bond. The fund normally intends to obtain exposure to equity securities in an amount equal to approximately 60% of its total assets and exposure to fixed-income securities in an amount equal to approximately 40% of its total assets. The fund will be rebalanced periodically (typically monthly) to maintain the target asset allocation.

ADVISER: PGIM Investments LLC SUB-ADVISER: Quantitative Management Associates LLC

TRANSFERS AMONG OPTIONS

Subject to availability and certain restrictions, you can transfer money out of the Prudential Balanced Fund Sub-account into the Prudential 60/40 Allocation Fund. All transfers are subject to the terms and conditions set forth in this prospectus. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers. You should know that once you transfer money out of the Prudential Balanced Fund Sub-account you may not transfer it back to the Sub-account at a later date. The Prudential Balanced Fund Sub-account is closed to new investors and new contributions effective September 29, 2017.

In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.

During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.

SUBSTITUTION

We may substitute the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of either the Prudential Balanced Fund or the Prudential 60/40 Allocation Fund. You will be given specific notice in advance of any substitution we intend to make.

We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.

5. Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?

We add the sub-section entitled “Transfer Fee” and replace the sub-section entitled “Underlying Mutual Fund Fees.”

TRANSFER FEE

You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made. You should know that once you transfer money out of the Prudential Balanced Fund Sub-account you may not transfer it back to the Sub-account at a later date. The Prudential Balanced Fund Sub-account is closed to new investors and new contributions effective September 29, 2017.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended September 30, 2016, without regard to expense caps, the total fees and operating expenses of the Prudential Balanced Fund was 0.95% annually. The total fees and operating expenses for the Prudential 60/40 Allocation Fund, without regard to expense caps, is not yet available because the fund is new and has not had a full fiscal year.

For additional information about these fund fees, please consult the prospectus for each fund.

STATEMENT OF ADDITIONAL INFORMATION CHANGES

I.	FEDERAL TAX STATUS

We add the sub-sections entitled “Diversification” and “Investor Control” under “Other Tax Rules.”

1.	Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2.	Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

PLEASE RETAIN THIS AMENDMENT WITH YOUR PROSPECTUS